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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 17, 2010

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01    ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On December 17, 2010, Nortek, Inc. (the “Company”) announced that it has entered into an amended and restated $300-million revolving asset-backed credit agreement (“Credit Agreement”).

The Credit Agreement, among other things, lowers the interest rates payable by the Company, eliminates the LIBOR floor provision and extends the maturity from October 21, 2013 to December 17, 2015 in the event the Company refinances its 11% Senior Secured Notes due 2013 to a maturity beyond that date. Additionally, the Credit Agreement amends certain provisions that provide the Company with more flexibility, including the option to increase the facility to $400 million to the extent supported by its borrowing base, as defined therein.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

10.1    Amended and Restated Credit Agreement dated as of December 17, 2010 among Nortek, Inc, as the Specified U.S. Borrower, Ventrol Air Handling Systems Inc., as the Canadian Borrower, the other borrowers named therein, Bank of America, N.A., as Administrative Agent, U.S. Swing Line Lender and U.S. L/C Issuer, Bank of America, N.A. (acting through its Canada branch), as Canadian Swing Line Lender and Canadian L/C Issuer, the other lender party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Capital Finance, LLC as Joint Lead Arrangers and Joint Bookrunners and Bank of America, N.A., and General Electric Capital Corporation, as Collateral Agents, and General Electric Capital Corporation and Wells Fargo Capital Finance, LLC, as Co-Syndication Agents.

99.1    Press release, dated December 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        NORTEK, INC.

By: /s/ Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

Date: December 20, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

10.1
Amended and Restated Credit Agreement dated as of December 17, 2010 among Nortek, Inc, as the Specified U.S. Borrower, Ventrol Air Handling Systems Inc., as the Canadian Borrower, the other borrowers named therein, Bank of America, N.A., as Administrative Agent, U.S. Swing Line Lender and U.S. L/C Issuer, Bank of America, N.A. (acting through its Canada branch), as Canadian Swing Line Lender and Canadian L/C Issuer, the other lender party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Capital Finance, LLC as Joint Lead Arrangers and Joint Bookrunners and Bank of America, N.A., and General Electric Capital Corporation, as Collateral Agents, and General Electric Capital Corporation and Wells Fargo Capital Finance, LLC, as Co-Syndication Agents.

99.1	Press release, dated December 17, 2010.